UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2021 (November 30, 2021)

SHOE CARNIVAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Indiana	0-21360	35-1736614
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7500 East Columbia Street Evansville, Indiana		47715
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (812) 867-4034

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SCVL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 30, 2021, Shoe Carnival, Inc. (the “Company,” “we,” “us” and “our”) entered into a Fifth Amendment to Credit Agreement (the “Fifth Amendment”) with the financial institutions party thereto as “Banks” and Wells Fargo Bank, N.A. (successor-by-merger to Wachovia Bank, National Association), as agent. The Fifth Amendment amends the Credit Agreement, dated as of January 20, 2010, among the Company, the Banks from time to time party thereto and Wachovia Bank, National Association, as agent, as previously amended on April 10, 2013, March 27, 2017, April 16, 2020 and July 20, 2020, to increase the aggregate dollar amount of acquisitions the Company and its subsidiaries may make in a 12-month period from $10 million to $75 million.

The foregoing description of the Fifth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Fifth Amendment, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

The Banks and their affiliates have performed, and may in the future perform, various commercial banking, investment banking, brokerage, trustee and other financial advisory services in the ordinary course of business for the Company and its subsidiaries for which they have received, and will receive, customary fees and commissions.

Item 7.01 Regulation FD

The following information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On December 3, 2021, the Company issued a press release announcing the acquisition described in Item 8.01 below. A copy of the press is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

Item 8.01 Other Events

On December 3, 2021, the Company acquired substantially all of the assets of Shoe Station, Inc. (“Shoe Station”), a privately-held, family-owned shoe retailer. The Shoe Station assets were acquired for $67 million, subject to customary adjustments, funded through cash on hand. With this acquisition, the Company will own and operate Shoe Station’s store locations, which are located in five Southeastern states.

Risk Factors

The Company is supplementing the risk factors previously disclosed in its Annual Report on Form 10-K for the fiscal year ended January 30, 2021 and its Quarterly Reports on Form 10-Q for the quarters ended May 1, 2021 and July 31, 2021 with the following additional risk factors:

We may experience difficulties in integrating the Shoe Station business and realizing the expected operating results, growth opportunities and other benefits of the acquisition.

The success of the Shoe Station acquisition will depend, in part, on our ability to realize the expected operating results, growth opportunities and other benefits from acquiring the Shoe Station assets. We may not realize these operating results, growth opportunities or other benefits within the expected time frames, or at all. The acquisition may disrupt our current plans and operations and may negatively impact our relationship with our vendors and other key suppliers.  The attention of our management may be diverted from our current operations while trying to integrate the Shoe Station business.  We may not be able to successfully integrate Shoe Station’s operations, logistics, information technologies, communications, purchasing, accounting, marketing, administration and other systems, establish internal controls into Shoe Station’s operations or retain key Shoe Station employees. The acquired Shoe Station business may underperform relative to our expectations.  Any of these impacts could have an adverse effect on our growth opportunities, business, results of operations and financial condition.

We may not be able to identify or consummate future acquisitions or achieve expected benefits from or effectively integrate future acquisitions.

From time to time, we expect to evaluate selective acquisitions and strategic investments. Future acquisitions involve many risks that could have an adverse effect on our business, results of operations or financial condition, including:

•	our ability to identify suitable acquisition candidates, prevail against competing potential acquirers and negotiate and consummate acquisitions on terms attractive to us;
•	any acquired business not achieving anticipated revenues, earnings, cash flow or market share;
•	the potential loss of key employees, vendors or suppliers of the acquired company or adverse effects on our existing relationships with our vendors and suppliers;
•

the failure of our due diligence procedures to detect material issues related to the acquired business, including exposure to legal claims for activities of the acquired business prior to the acquisition;

•	unexpected liabilities resulting from the acquisition for which we may not be adequately indemnified;
•

the integration of the personnel, operations, logistics, information technologies, communications, purchasing, accounting, marketing, administration and other systems and the establishment of internal controls into the acquired company’s operations;

•	the diversion of management attention and financial resources from our current operations;
•	the potential incurrence of debt to fund an acquisition;
•	any unforeseen management and operational difficulties; and
•	incorrect estimates made in accounting for acquisitions, incurrence of non-recurring charges and write-off of significant amounts of goodwill that could adversely affect our financial results.

Our inability to achieve the anticipated benefits of any future acquisitions and other investments could adversely affect our business, results of operations and financial condition.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Exhibits
4.1

Fifth Amendment to Credit Agreement, dated as of November 30, 2021, by and among the Company, the financial institutions from time to time party thereto as Banks, and Wells Fargo Bank, N.A., as successor-by-merger to Wachovia Bank, National Association, as Agent

99.1	Press Release issued by the Company on December 3, 2021
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOE CARNIVAL, INC.
(Registrant)
Date: December 3, 2021	By:	/s/ W. Kerry Jackson
W. Kerry Jackson
Senior Executive Vice President
Chief Financial and Administrative Officer and Treasurer

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